[Black and white print advertisement.]
[Upper two-thirds of ad consists of three photographs of two fencers in competition. First headline prints in white type to left of top photograph:] 5.6% CURRENT YIELD.*
[Second headline prints in white type to right of middle photograph:]
CGM AMERICAN TAX FREE FUND.
[Third headline prints in white type to left of bottom photograph:]
9.2% TAX-EQUIVALENT YIELD.**
[Below the photographs to the left is the following text in black type against a white background:]
CGM American Tax Free Fund is a no-load fund designed for investors seeking high current income exempt from federal income taxes. Now, through December 31, 1999, the Fund's adviser will absorb all management fees, charges, and expenses. That means every dollar you invest goes to work earning tax free income for you.
[Below the body copy in smaller type (except for numbers which appear in same size type as numbers in headlines):]
*5.6% is the Fund's current yield annualized for the 30 days ended 11/30/98. 9.3% and 6.0% are the Fund's average annual total returns for the one year period ended 9/30/98 and from inception on 11/10/93 through 9/30/98 respectively.
**The taxable equivalent yield is based on the Fund's current yield annualized for the 30 days ended 11/30/98 and a 39.6% federal tax bracket.
[Below the photographs to the right in smaller type than body copy:]
This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. The Fund's adviser is currently absorbing all management fees and expenses. Otherwise the current 30-day yield would be 3.8% through 11/30/98, the taxable equivalent yield would be 6.3%, and the total return numbers through 9/30/98 would be lower. For more complete information, including management fees, charges and expenses, call or write the Fund at the address below for a current prospectus. Read it carefully before you invest or send money.

[Below this text in larger type:]
CGM AMERICAN TAX FREE FUND
[A line drawing of a fencer in a box with a black and white striped background appears below (logo). To the right of the logo is the following text:]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA 02116
[A phone number appears next and prints in a larger size than does the ad body copy:]
1-800-598-0736
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO-LOAD